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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 26, 2000


                         Commission file number: 1-14267


                             REPUBLIC SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                                  65-0716904
      (State of Incorporation)             (I.R.S. Employer Identification No.)


         REPUBLIC SERVICES, INC.
     110 S.E. 6TH STREET, 28TH FLOOR
        FORT LAUDERDALE, FLORIDA                          33301
(Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (954) 769-2400
















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ITEM 5.  OTHER EVENTS



On January 26, 2000, Republic Services, Inc. issued a press release to announce operating results for the three and twelve months ended December 31, 1999, a copy of which is included herein by reference and attached hereto as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) Exhibits

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

            99          Press Release of the Company dated January 26, 2000.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2000                        REPUBLIC SERVICES, INC.



                                        By: /s/  Tod C. Holmes
                                            -----------------------------
                                            Tod C. Holmes
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)



                                         By: /s/  Charles F. Serianni
                                            -----------------------------
                                            Charles F. Serianni
                                            Chief Accounting Officer
                                            (Principal Accounting Officer)











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